SUPPLEMENT DATED MAY 28, 2010 TO THE

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS

DATED JANUARY 31, 2010

RELATING TO THE CASH MANAGEMENT FUND

The Securities and Exchange Commission recently adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds.  The changes to the Prospectus, as set forth in the following supplement, are in response to those amendments.

A. On page 54 of the Prospectus under the subheading “Principal Investment Strategies,” the second paragraph is deleted in its entirety and replaced with the following:

The Fund’s portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value (“NAV”) of $1.00 per share. These include requirements relating to the credit quality, maturity, liquidity and diversification of the Fund’s investments. For example, to be an eligible investment for the Fund, a security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical ratings organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund’s Adviser to be of quality equivalent to those in the two highest credit ratings categories.

B. On page 2 and on page 55 of the Prospectus under the subheading “Principal Risks,” the following language is added:

Suspension of Redemptions:

The Fund’s Board of Trustees may suspend redemptions and irrevocably liquidate the Fund as permitted by applicable law.

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SUPPLEMENT DATED MAY 28, 2010 TO THE

FIRST INVESTORS INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2010

The Securities and Exchange Commission recently adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds.  The changes to the Statement of Additional Information, as set forth in the following supplement, are in response to those amendments.

On page II-51 in Part II of the Statement of Additional Information, in the section titled “Determination of Net Asset Value,” under the subheading “Cash Management Fund and Life Series Cash Management Fund,” the second paragraph is deleted in its entirety and replaced with the following:

Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.  Should that deviation exceed ½ of 1% for the Fund, the Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations, or suspending redemptions and postponing payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund.  Until June 30, 2010, the Fund will maintain a dollar-weighted average portfolio maturity of 90 calendar days or less.  Effective June 30, 2010, the Fund will maintain a dollar-weighted average portfolio maturity of 60 calendar days or less and a dollar-weighted average life maturity of 120 calendar days or less.  The Fund will not purchase any First Tier security with a remaining maturity greater than 397 calendar days, will limit portfolio investments to those U.S. dollar-denominated instruments that are of high quality and that the Trustees determine present minimal credit risks as advised by the Adviser, and will comply with certain reporting and record keeping procedures.  The Fund will also comply with certain liquidity requirements as required by Rule 2a-7 under the Investment Company Act of 1940.  There is no assurance that a constant net asset value per share will be maintained.  In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action, including suspending redemptions and irrevocably liquidating the Fund in the event that the Board, including a majority of the Independent Trustees, determines, pursuant to Rule 2a-7, that the extent of the deviation of the Fund’s amortized cost price per share and its current NAV per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to shareholders.

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